UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 29, 2006

TRAMMELL CROW COMPANY
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13531 (Commission File Number)	75-2721454 (I.R.S. Employer Identification Number)

2001 Ross Avenue Suite 3400 Dallas, Texas (Address of principal executive offices)		75201 (Zip code)

Registrant’s telephone number, including area code:  (214) 863-3000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On June 29, 2006, Trammell Crow Company issued a press release announcing the completion of its $50.0 million share repurchase program announced in February 2006. A copy of this press release is being furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

Item 9.01 — Financial Statements and Exhibits

Exhibit Number	Exhibit Title

99.1	Press release dated June 29, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAMMELL CROW COMPANY

Date: June 29, 2006	By:	/s/ J. CHRISTOPHER KIRK
J. Christopher Kirk
Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Title

99.1	Press release dated June 29, 2006